                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 22, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                         SHURGARD STORAGE CENTERS, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         0-23466                     91-1080141
----------------                 ----------------            -------------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                        No.)                  Identification No.)
 incorporation)

                          1201 Third Avenue, Suite 2200
                            Seattle, Washington 98101
     ----------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (206) 624-8100
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                                         Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS

         Shurgard Storage Centers, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of $50,000,000 principal amount of 7 1/2% notes due 2004 and $50,000,000 principal amount of 7 5/8% notes due 2007 under the Company's shelf registration statement on Form S-3 (File No. 333-21273), effective February 20, 1997 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.       Description
-----------       -----------

 1.1 Purchase Agreement, dated April 22, 1997, between Merrill Lynch & Co., BancAmerica Securities, Inc. and J.P. Morgan & Co., as representatives of the underwriters, and the Company

 4.1              Form of 7 1/2% Notes due 2004

 4.2              Form of 7 5/8% Notes due 2007

 5.1              Opinion of Perkins Coie

23.1              Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SHURGARD STORAGE CENTERS, INC.


Dated:  April 22, 1997
                                   By   /s/ KRISTIN H. STRED
                                        ----------------------------------------
                                        Kristin H. Stred, Senior Vice President,
                                        Secretary and General Counsel
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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------


 1.1 Purchase Agreement, dated April 22, 1997, between Merrill Lynch & Co., BancAmerica Securities, Inc. and J.P. Morgan & Co., as representatives of the underwriters, and the Company

 4.1          Form of 7 1/2% Notes due 2004

 4.2          Form of 7 5/8% Notes due 2007

 5.1          Opinion of Perkins Coie

23.1          Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)